EXHIBIT 7
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                             JOINT FILING AGREEMENT

        Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of them in the capacities set forth below.

Dated: August 14, 2002

                                        THE 1818 MEZZANINE FUND II, L.P.
                                        By: Brown Brothers Harriman & Co.,
                                            General Partner

                                        By: /s/ Lawrence C. Tucker
                                            ------------------------------------
                                            Name:  Lawrence C. Tucker
                                            Title: Partner


                                        BROWN BROTHERS HARRIMAN & CO.

                                        By: /s/ Lawrence C. Tucker
                                            ------------------------------------
                                            Name:  Lawrence C. Tucker
                                            Title: Partner


                                        /s/ T. Michael Long
                                        ----------------------------------------
                                        T. Michael Long


                                        /s/ Lawrence C. Tucker
                                        ----------------------------------------
                                        Lawrence C. Tucker


                                        /s/ Robert R. Gould
                                        ----------------------------------------
                                        Robert R. Gould


                                        /s/ Joseph P. Donlan
                                        ----------------------------------------
                                        Joseph P. Donlan